SUPPLY AGREEMENT AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (“Amendment No. 1”), effective as of the 24th day of March, 2007 (“Effective Date”), to the Supply Agreement dated March 24, 2006 by and between GE Healthcare Bio-Sciences Corp., a Delaware corporation, located at 800 Centennial Avenue, Piscataway, New Jersey 08855 USA (“GEHC”), and Cytogenix Inc., a Nevada corporation, located at 3100 Wilcrest Drive, Suite 140, Houston, TX 77042 (“Buyer”) (the “Supply Agreement”).

RECITALS

WHEREAS, GEHC manufactures and Buyer purchases from GEHC Custom CYGX Kits (as defined in the Supply Agreement) and Reagents (as defined in the Supply Agreement) used in genomic DNA production and preparation under the Supply Agreement;

WHEREAS, Buyer wishes to extend the Initial Term of the Supply Agreement by the addition of the Option Term;

WHEREAS, the parties wish to amend certain additional terms of the Supply Agreement in relation, inter alia, to pricing and minimum purchase commitments as well as expanding the scope of Buyer’s permitted activities.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:

1.

Initial Term. Buyer hereby gives notice pursuant to Section 9.1 of the Supply Agreement of its desire to extend the term of the Supply Agreement by adding an extended term of one (1) year to the Initial Term (the Initial Term together with the one year extension referred to as the “Term”,) whereby the Term would expire on March 24, 2008.  Buyer shall have the right within fifteen (15) days prior to expiry of the aforementioned Term, to extend the Term by written notice to GEHC for an additional period ending on December 31, 2010.

2.

Purchase and Sale Provisions. Section 2.1 of the Supply agreement is hereby amended and restated as follows:

“2.1

   Purchase and Sale

2.1.1

During the Term and subject to the terms and conditions hereof, GEHC will manufacture and sell exclusively to Buyer and Buyer will purchase exclusively from GEHC those quantities of Products as ordered by Buyer hereunder for the applications described in section 2.2.1.

2.1.2

 During the Term and subject to the terms and conditions hereof, GEHC will manufacture and sell to Buyer on a non-exclusive basis and Buyer will purchase exclusively from GEHC those quantities of Products as ordered by Buyer hereunder for the production of DNA for Third Parties to be used for in vitro diagnostic applications.

On the date of delivery to Buyer, the Products will meet the specifications set forth on Schedule 2.

3.

Purchase Exception.  Section 2.2.3 of the Supply Agreement is hereby amended and restated as follows:

“2.2.3

Subject to Section 5.2, Buyer will not purchase Custom CYGX Kits (or any substantially similar products) from any Third Party during the Term.  Notwithstanding the foregoing, GEHC agrees that Buyer may purchase kits containing    ***     from Third Party licensed suppliers for CYGX’s internal research purposes only. For clarification, the production of DNA for Third Parties is not considered to be internal research purposes.

4.

Section 2.3 of the Supply Agreement is hereby amended and restated as follows:

“Restrictions on Use

2.3

Buyer agrees and acknowledges that it (i) is not authorized or permitted to sell, supply, distribute or otherwise transfer the Products to any third parties (except for transfers to a Collaborator for no value where such Collaborator is using the Products solely in connection with a bona fide research and development collaboration with Buyer utilizing the Patent Applications and only where such Collaborator has agreed to comply with any Product use restrictions contained herein and has agreed to keep any GEHC Confidential Information learned during such Collaboration confidential) and (ii) will only use the Products at sites owned or leased by Buyer or, if permitted under Section 2.3(i) above, owned or leased by Collaborators of Buyer where such use is either (a) solely for the manufacture of nucleic acid under the nucleic acid manufacturing process covered by one or more claims of the Patent Applications (or any current or future related patent applications) wherein, the nucleic acid product is to be used as the active ingredient or adjuvant in Compounds used in the context of either therapeutics, prophylactics, or ameliorative agents, or (b) for the production by Buyer of DNA for Third Parties to be used for in vitro diagnostic applications.”  Upon reasonable advance written notice from GEHC, Buyer agrees to give access to its relevant stock and sales records to an independent auditor appointed by GEHC, subject to approval by the Buyer (such approval not to be unreasonably withheld), to verify in Buyer’s compliance with the terms hereof.  Such audits shall be conducted no more frequently than once per year and shall be at GEHC’s sole expense.

5.

A new Section 4.3 is hereby added to the Supply Agreement as follows:

“4.3

DNA Production Service Revenue Payments

In addition to the transfer payments set out in Section 4.1 of the Supply Agreement, Buyer shall make the following royalty payments to GEHC on a quarterly basis within thirty (30) days following the end of each calendar quarter (being June 30, September 30, December 31 and March 25 for the purposes of this Agreement) or termination of this Agreement, until this Agreement expires or is terminated in accordance with this Agreement:

(i)

  ***   of the total  “Net Revenues”  of Buyer from existing Third Parties;

(ii)

  ***   of  “Net Revenues” of Buyer from Third Parties resulting from a referral from GEHC; and

(iii)

  ***   of “Net Revenues” of Buyer from all other Third Parties not referenced in (i) and (ii) above

“Net Revenues” for the purpose of computing royalties under this Section 4.3 means the total worldwide Revenue received by Buyer from the provision of DNA production services for Third Parties and the related Disposition of DNA so produced to such Third Parties without any deductions except for the following items to the extent to which they are separately itemized or otherwise identified to the satisfaction of GEHC and paid or allowed and included in the gross invoice amounts:

(i)

Sales or turnover taxes on invoiced amounts;

(ii)

Transportation charges and insurance charges on shipments to customers;

(iii)

Credits allowed for DNA returned or not accepted by customers;

(iv)

Trade or quantity discounts (but not cash discounts allowed to customers or agents’ commissions).

“Revenue” shall mean the U.S. Dollar value of all consideration realized by Buyer for the production or Disposition of DNA.

“Dispose” or “Disposition” shall mean the sale, lease or other transfer of DNA.

If this Agreement terminates before the end of a calendar quarter, the payment for that terminal fractional portion of a calendar quarter shall be made within thirty (30) days of the date of termination of this Agreement.

In connection with the foregoing, Buyer shall provide to GEHC statements with respect to the net revenue payments payable under this Agreement within thirty (30) days following June 30, September 30, December 31 and March 25 during the term of this Agreement.

Each report must be fully and accurately completed and signed and certified as accurate by Buyer.  Each statement shall include the net revenues booked in each of the categories (i) through (iii) above together with the resulting payment calculation for that calendar quarter.  Buyer shall provide a report as set out above even if Buyer has no applicable revenues to report.  The foregoing shall be subject to audit terms as set out in Section 2.3.

6.

Schedule 1 of the Supply Agreement is hereby amended and restated as attached to this Amendment #1.

7.

Schedule 2 of the Supply Agreement is hereby amended and restated as attached to this Amendment #1.

8.

Schedule 3 of the Supply Agreement is hereby amended and restated as attached to this Amendment #1.

9.

Schedule 4 of the Supply Agreement is hereby amended and restated as attached to this Amendment #1.

10.

All other terms defined in the Supply Agreement shall have the same meaning in this Amendment #1. All other provisions of the Supply Agreement are hereby ratified and confirmed.

11.

This Amendment #1 shall be governed by the laws of the State of Delaware, without regard to conflicts of laws principles.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment #1 as of the date of the last signature written below (the “Effective Date”).

GE HEALTHCARE BIO-SCIENCES CORP.

CYTOGENIX INC.

By:

By:

(Signature)

(Signature)

Name:

Name:

Malcolm Skolnick

Title:

Title:

President and CEO

Date:

Date:

SCHEDULE 1

DESCRIPTION OF PRODUCTS

Custom CYGX Kit

Custom CYGX Kit, (sufficient to produce ***

Buffers

Custom CYGX   ***   Buffer   ***

Custom CYGX   ***   Buffer   ***

Schedule 2

Product Specifications

Custom CYGX kit

Product Code :   ***

Kit Components:

Component	Volume	Component Code	Product Code
*** Buffer	***	***	***
*** Buffer	***	***	***
Enzyme ***	***	***	***

QC Specifications :

	Measurement	Method	Specification
1	Raw Materials
1.1	Enzyme
1.1.1	Purity	***	***
1.1.2	Double-stranded Endonuclease contamination	Incubation of ***	***
1.1.3	Single-stranded endonucleases contamination	Incubation of ***	***
1.1.4	Protein concentration	Comparison to ***	***
1.2	***
1.2.1	Base composition	***	***
1.2.2	***	***	***
2	Kit Components
2.1	*** buffer
2.1.1	pH	pH ***	***
2.1.2	Conductivity	Conductivity using ***	***
2.1.3	*** concentration	***	***
2.1.4	Dispense volume	Volume *** Weighing ***	***
2.2	*** buffer
2.2.1	Nucleotide concentration	***	***
2.2.2	Conductivity	Conductivity using ***	***
2.2.3	Dispense volume	Volume *** Weight ***	***
2.3	Enzyme ***
2.3.1	Dispense volume	Volume *** Weight ***	***
3	Kit
3.1	Yield	*** product ***	***

3.2	DNA Contamination	Yield and *** product *** Restriction enzyme digestion of amplification product from no DNA sample amplified at ***	*** ***
3.3	Product characterization	Restriction enzyme digestion of amplification product from 1 ng pUC19 DNA amplified at ***	***

SCHEDULE 3

TRANSFER PRICES

2007 Prices (valid for the Term of this Amendment #1)

Custom CYGX Kit (sufficient to produce 1g DNA)

$  ***  /kit

Buffers

*** buffer ***	$ *** /pk
*** buffer ***	$ *** /pk

Prices for March 26,2008 onward to be discussed in relation to any agreed extension of the Term and in any event such new prices shall be no less than 2007 prices.

SCHEDULE 4

MINIMUM PURCHASE REQUIREMENTS

During the Term expiring March 25, 2008

2007 –  ***   Custom CYGX Kits

Minimum Purchase Requirements for 2008 through 2010

2008 –   ***   Custom CYGX Kits

2009 –   ***   Custom CYGX Kits

2010 –   ***   Custom CYGX Kits